Exhibit 99.1

JAKKS PACIFIC REPORTS FOURTH QUARTER AND FULL-YEAR 2024 FINANCIAL RESULTS

Board of Directors approves initiation of quarterly cash dividend program

Santa Monica, California, February 20, 2025 – JAKKS Pacific, Inc. (Nasdaq: JAKK) today reported financial results for the fourth quarter and fiscal year ended December 31, 2024.

Fourth Quarter 2024

●	Net sales were $130.7 million, a year-over-year increase of 3%
○	Toys/Consumer Products net sales were $118.2 million, a year-over-year decrease of 1%
○	Costumes net sales were $12.5 million, a year-over-year increase of 46%
●	Gross margin of 27.2%, up 70 basis points vs. Q4 2023
●	Gross profit of $35.6 million, up 5% compared to $33.7 million in Q4 2023
●	Operating loss of $14.7 million in Q4 2024, an improvement of $0.6 million vs. a loss of $15.3 million in Q4 2023
●	Net loss attributable to common stockholders of $9.1 million or $0.83 per diluted share, compared to net loss attributable to common stockholders of $11.3 million or $1.12 per diluted share in Q4 2023
●	Adjusted net loss attributable to common stockholders (a non-GAAP measure) of $7.4 million or $0.67 per diluted share, compared to adjusted net loss attributable to common stockholders of $10.5 million or $1.04 per diluted share in Q4 2023
●	Adjusted EBITDA (a non-GAAP measure) of $(10.2) million vs. $(10.9) million in Q4 2023, an improvement of $0.8 million

Full-Year 2024

●	Net sales were $691.0 million compared to $711.6 million last year, a 3% decrease
○	Toys/Consumer Products net sales were $570.0 million, a year-over-year decrease of 2%
○	Costumes net sales were $121.0 million, a year-over-year decrease of 8%
●	Gross margin of 30.8% compared to 31.4% last year
●	Gross profit of $213.0 million, down 5% compared to $223.4 million last year
●	Operating income of $39.7 million compared to $59.1 million last year; a 33% decrease
●	Net income attributable to common stockholders of $35.3 million, down from a net income attributable to common stockholders of $36.9 million in 2023
●	Adjusted net income attributable to common stockholders of $42.6 million ($3.79 per diluted share), down from adjusted net income attributable to common stockholders of $48.9 million ($4.62 per diluted share) in 2023
●	Adjusted EBITDA of $59.3 million, down from $75.7 million in 2023
●	Cash flows provided by operating activities of $38.9 million, down from $66.4 million in 2023
●	Cash used in financing activities of $28.5 million, eliminating all preferred shareholders in the first half of 2024
●	End of year cash and cash equivalents of $70.1 million, down from $72.6 million in 2023

Management Commentary

“As we leave 2024, we are pleased with both the financial results we have achieved and the foundation we have established. We are a debt-free company with a strong portfolio of exceptional evergreen product categories and licenses led by a world-class team as we embark on the next chapter for JAKKS Pacific. Our company marked the 30th anniversary of its founding last month. Five years ago, we were trying to find our footing coming out of a painful restructuring exercise and processing the looming implications of what would become the COVID pandemic. The first quarter of this year represents the first time in fifteen years that we have started a year unencumbered by long-term debt or other obligations restricting our ability to share our successes directly with our common stock shareholders. As we consider our progress with initiatives like international expansion, partnering with the best global licensors and retailers and expanding and diversifying our product lines, we are excited for the future and what we see as a clear path forward for continued success. As a reflection of this optimism, our Board this week approved the initiation of a quarterly cash dividend of 25 cents per share payable on March 31, 2025, to shareholders of record as of March 3, 2025. On a full-year basis, this would equate to a dollar per share. It is our intention to maintain this dividend going forward on a quarterly basis, recalibrating when we deem it prudent.

Our fourth quarter results were roughly in line with our expectations. The business is measured in the context of full-year results with significant seasonality drivers of Halloween and Christmas. We always encourage customers to embrace our FOB selling model to leverage their larger and more efficient logistic operations. This approach translates to the majority of our sales taking place in the second and third quarters and not the underlying consumer behavior in those quarters. We were pleased to see our FOB business reach a global level of over 75% of our worldwide sales in 2024, a level we haven’t achieved in many years. Continuing the trend from Q3, Q4 reflected modest sales growth of 3% versus the prior year as our second half performance has benefited from the timing of the entertainment releases we have supported this year vs. 2023. Although our Costumes business finished the year down 8%, it grew Internationally to its highest level yet despite unfavorable industry conditions in Europe. Our gross margins improved in the quarter vs. last year and finished the full year at 30.8%. We also continued to see improved overhead cost containment versus the prior year, while we reallocated more resources towards Q4 media spend in an effort to capture more consumer attention and drive sell-through.

At retail, anchored by two strong film releases, we saw aggregate Toy/CP point-of-sale (POS) data up mid-single digits at our three largest US accounts vs. Q4 2023. That improved our full-year results to being down mid-single digits at those same accounts – and we exited the year with lower inventory levels at those accounts for the second year in a row.”

Other Financial Highlights

Sales in North America were down 3% in the quarter and 3% on a full-year basis compared to the previous year. Sales outside of North America were up 25% in the quarter, led by Europe. On a full-year basis, the business outside of North America was down 1%.

The Company’s cash and cash equivalents (including restricted cash) totaled $70.1 million as of December 31, 2024, compared to $72.6 million as of December 31, 2023, despite utilizing $20 million in cash in March as part of the transaction eliminating the company’s preferred stock.

Inventory was $52.8 million as of December 31, 2024, compared to $52.6 million as of December 31, 2023.

Use of Non-GAAP Financial Information and Reconciliation of GAAP to Non-GAAP measures:

In addition to the preliminary results reported in accordance with U.S. GAAP included in this release, the Company has provided certain non-GAAP financial information including Adjusted EBITDA and Adjusted Net Income (Loss) that exclude various items that are detailed in the financial tables and accompanying footnotes reconciling GAAP to non-GAAP results contained in this release. The non-GAAP financial measures included in the press release are reconciled to the corresponding GAAP financial measures below, as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

We define Adjusted EBITDA as income (loss) from operations before depreciation, amortization and adjusted for certain non-recurring and non-cash charges, such as reorganization expenses and restricted stock compensation expense. Net income (loss) is similarly adjusted and tax-effected to arrive at Adjusted Net Income (Loss). Adjusted EBITDA and Adjusted Net Income (Loss) are not recognized financial measures under GAAP, but we believe that they are useful in measuring our operating performance, enhance an overall understanding of the Company’s past financial performance, and provides useful information to the investor by comparing our performance across reporting periods on a consistent basis. Investors should not consider these measures in isolation or as a substitute for net income, operating income, or any other measure for determining the Company’s operating performance that is calculated in accordance with GAAP. In addition, because these measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies.

The non-GAAP financial measures included in the press release are reconciled to the corresponding GAAP financial measures below, as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures. See “Use of Non-GAAP Financial Information” for additional disclosures with respect to the use of non-GAAP financial information.

Conference Call Live Webcast

JAKKS Pacific, Inc. invites analysts, investors and media to listen to the teleconference scheduled for 5:00 p.m. ET / 2:00 p.m. PT on February 20, 2025. A live webcast of the call will be available on the “Investor Relations” page of the Company’s website at www.jakks.com/investors. To access the call by phone, please go to this link (4Q24 Registration link), and you will be provided with dial-in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at (www.jakks.com/investors).

About JAKKS Pacific, Inc.

JAKKS Pacific, Inc. is a leading designer, manufacturer and marketer of toys and consumer products sold throughout the world, with its headquarters in Santa Monica, California. JAKKS Pacific’s popular proprietary brands include: AirTitans®, Disguise®, Fly Wheels®, JAKKS Wild Games®, Moose Mountain®, Maui®, Perfectly Cute®, ReDo® Skateboard Co., Sky Ball®, SportsZone™, Xtreme Power Dozer®, WeeeDo®, and Wild Manes™ as well as a wide range of entertainment-inspired products featuring premier licensed properties. Through our products and our charitable donations, JAKKS is helping to make a positive impact on the lives of children. Visit us at www.jakks.com and follow us on Instagram (@jakkspacific.toys), Twitter (@jakkstoys) and Facebook (@jakkspacific.toys).

Forward Looking Statements

This press release may contain “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates and projections about JAKKS Pacific’s business based partly on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such statements due to numerous factors, including, but not limited to, those described above, changes in demand for JAKKS Pacific’s products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, or that the Recapitalization transaction or any future transactions will result in future growth or success of JAKKS. The “forward-looking statements” contained herein speak only as of the date on which they are made, and JAKKS undertakes no obligation to update any of them to reflect events or circumstances after the date of this release.

CONTACT:

JAKKS Pacific Investor Relations

(424) 268-9567

Lucas Natalini

investors@jakks.net

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

	December 31,
	2024	2023
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$69,936	$72,350
Restricted cash	201	204
Accounts receivable, net	131,629	123,797
Inventory	52,780	52,647
Prepaid expenses and other assets	14,141	6,374
Total current assets	268,687	255,372

Property and equipment	142,623	135,956
Less accumulated depreciation and amortization	126,981	121,357
Property and equipment, net	15,642	14,599

Operating lease right-of-use assets, net	53,254	23,592
Deferred income tax assets, net	70,394	68,143
Goodwill	35,111	35,083
Other long-term assets	1,781	2,162
Total assets	$444,869	$398,951

Liabilities, Preferred Stock and Stockholders’ Equity

Current liabilities:
Accounts payable	$42,560	$42,177
Accounts payable - Meisheng (related party)	13,461	12,259
Accrued expenses	48,456	45,102
Reserve for sales returns and allowances	35,817	38,531
Income taxes payable	1,035	3,785
Short-term operating lease liabilities	8,091	7,380
Total current liabilities	149,420	149,234

Long-term operating lease liabilities	48,433	16,666
Accrued expenses - long-term	2,563	3,746
Preferred stock derivative liability	-	29,947
Income taxes payable	3,620	3,245
Total liabilities	204,036	202,838

Preferred stock accrued dividends	-	5,992

Stockholders’ equity:
Common stock, $.001 par value	11	10
Additional paid-in capital	297,198	278,642
Accumulated deficit	(39,692)	(73,612)
Accumulated other comprehensive loss	(17,184)	(15,627)
Total JAKKS Pacific, Inc. stockholders’ equity	240,333	189,413
Non-controlling interests	500	708
Total stockholders’ equity	240,833	190,121
Total liabilities, preferred stock and stockholders’ equity	$444,869	$398,951

Supplemental Balance Sheet and Cash Flow Data (Unaudited)

	December 31,
Key Balance Sheet Data:	2024	2023

Accounts receivable days sales outstanding (DSO)	93	89
Inventory turnover (DSI)	51	52

	Twelve Months Ended December 31,
Condensed Cash Flow Data:	2024	2023

Cash flows provided by operating activities	$38,947	$66,404
Cash flows used in investing activities	(12,889)	(8,907)
Cash flows used in financing activities and other	(28,475)	(70,433)
Decrease in cash, cash equivalents and restricted cash	$(2,417)	$(12,936)

Capital expenditures	$(11,246)	$(8,906)

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	Δ (%)	2024	2023	Δ (%)
	(In thousands, except per share data)			(In thousands, except per share data)
Net sales	$130,741	$127,396	3%	$691,042	$711,557	(3)%
Less: Cost of sales
Cost of goods	72,373	68,866	5	361,563	362,378	(0)
Royalty expense	20,623	22,533	(8)	106,804	117,607	(9)
Amortization of tools and molds	2,192	2,264	(3)	9,654	8,219	17
Cost of sales	95,188	93,663	2	478,021	488,204	(2)
Gross profit	35,553	33,733	5	213,021	223,353	(5)
Direct selling expenses	18,201	14,582	25	40,105	36,987	8
General and administrative expenses	31,953	34,401	(7)	132,840	126,893	5
Depreciation and amortization	117	90	30	392	366	7
Selling, general and administrative expenses	50,271	49,073	2	173,337	164,246	6
Income (loss) from operations	(14,718)	(15,340)	(4)	39,684	59,107	(33)
Other income (expense):
Loss from joint ventures	-	-	-	-	(565)	nm
Other income (expense), net	8	139	(94)	302	563	(46)
Change in fair value of preferred stock derivative liability	-	(1,361)	nm	-	(8,029)	nm
Loss on debt extinguishment	-	-	-	-	(1,023)	nm
Interest income	308	757	(59)	841	1,344	(37)
Interest expense	(157)	(710)	(78)	(1,095)	(6,451)	(83)
Income (loss) before provision for (benefit from) income taxes	(14,559)	(16,515)	(12)	39,732	44,946	(12)
Provision for (benefit from) income taxes	(5,446)	(5,643)	(3)	5,532	6,833	(19)
Net income (loss)	(9,113)	(10,872)	(16)	34,200	38,113	(10)
Net income (loss) attributable to non-controlling interests	-	(4)	nm	280	(293)	nm
Net income (loss) attributable to JAKKS Pacific, Inc.	$(9,113)	$(10,868)	(16)%	$33,920	$38,406	(12)%
Net income (loss) attributable to common stockholders	$(9,113)	$(11,252)	(19)%	$35,250	$36,904	(4)%
Earnings (loss) per share - basic	$(0.83)	$(1.12)		$3.27	$3.70
Shares used in earnings (loss) per share - basic	11,008	10,084		10,781	9,962
Earnings (loss) per share - diluted	$(0.83)	$(1.12)		$3.14	$3.48
Shares used in earnings (loss) per share - diluted	11,008	10,084		11,226	10,590

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	Δ bps	2024	2023	Δ bps
			Fav/(Unfav)			Fav/(Unfav)
Net sales	100.0%	100.0%	-	100.0%	100.0%	-
Less: Cost of sales
Cost of goods	55.3	54.0	(130)	52.3	50.9	(140)
Royalty expense	15.8	17.7	190	15.5	16.5	100
Amortization of tools and molds	1.7	1.8	10	1.4	1.2	(20)
Cost of sales	72.8	73.5	70	69.2	68.6	(60)
Gross profit	27.2	26.5	70	30.8	31.4	(60)
Direct selling expenses	13.9	11.4	(250)	5.8	5.2	(60)
General and administrative expenses	24.5	27.0	250	19.2	17.8	(140)
Depreciation and amortization	0.1	0.1	-	0.1	0.1	-
Selling, general and administrative expenses	38.5	38.5	0	25.1	23.1	(200)
Income (loss) from operations	(11.3)	(12.0)	70	5.7	8.3	(260)
Other income (expense):
Loss from joint ventures	-	-		-	(0.1)
Other income (expense), net	-	0.1		0.1	0.1
Change in fair value of preferred stock derivative liability	-	(1.1)		-	(1.1)
Loss on debt extinguishment	-	-		-	(0.1)
Interest income	0.2	0.6		0.1	0.2
Interest expense	(0.1)	(0.6)		(0.2)	(0.9)
Income (loss) before provision for (benefit from) income taxes	(11.2)	(13.0)		5.7	6.4
Provision for (benefit from) income taxes	(4.2)	(4.5)		0.8	1.0
Net income (loss)	(7.0)	(8.5)		4.9	5.4
Net income (loss) attributable to non-controlling interests	-	-		-	-
Net income (loss) attributable to JAKKS Pacific, Inc.	(7.0)%	(8.5)%		4.9%	5.4%
Net income (loss) attributable to common stockholders	(7.0)%	(8.8)%		5.1%	5.2%

JAKKS Pacific, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Information (Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	Δ ($)	2024	2023	Δ ($)
	(In thousands)			(In thousands)
EBITDA and Adjusted EBITDA
Net income (loss)	$(9,113)	$(10,872)	$1,759	$34,200	$38,113	$(3,913)
Interest expense	157	710	(553)	1,095	6,451	(5,356)
Interest income	(308)	(757)	449	(841)	(1,344)	503
Provision for (benefit from) income taxes	(5,446)	(5,643)	197	5,532	6,833	(1,301)
Depreciation and amortization	2,309	2,354	(45)	10,046	10,336	(290)
EBITDA	(12,401)	(14,208)	1,807	50,032	60,389	(10,357)
Adjustments:
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	-	-	-	276	(276)
Loss from joint ventures (Meisheng - 49%)	-	-	-	-	289	(289)
Other (income) expense, net	(8)	(139)	131	(302)	(563)	261
Restricted stock compensation expense	2,255	2,057	198	9,535	8,027	1,508
Change in fair value of preferred stock derivative liability	-	1,361	(1,361)	-	8,029	(8,029)
Molds and tooling capitalization	-	-	-	-	(1,751)	1,751
Loss on debt extinguishment	-	-	-	-	1,023	(1,023)
Adjusted EBITDA	$(10,154)	$(10,929)	$775	$59,265	$75,719	$(16,454)
Adjusted EBITDA/Net sales %	(7.8)%	(8.6)%	80 bps	8.6%	10.6%	-200 bps

	Trailing Twelve Months Ended December 31,
	2024	2023	Δ ($)
	(In thousands)
TTM EBITDA and TTM Adjusted EBITDA
TTM net income	$34,200	$38,113	$(3,913)
Interest expense	1,095	6,451	(5,356)
Interest income	(841)	(1,344)	503
Provision for (benefit from) income taxes	5,532	6,833	(1,301)
Depreciation and amortization	10,046	10,336	(290)
TTM EBITDA	50,032	60,389	(10,357)
Adjustments:
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	276	(276)
Loss from joint ventures (Meisheng - 49%)	-	289	(289)
Other (income) expense, net	(302)	(563)	261
Restricted stock compensation expense	9,535	8,027	1,508
Change in fair value of preferred stock derivative liability	-	8,029	(8,029)
Molds and tooling capitalization	-	(1,751)	1,751
Loss on debt extinguishment	-	1,023	(1,023)
TTM Adjusted EBITDA	$59,265	$75,719	$(16,454)	(22)%
TTM Adjusted EBITDA/TTM Net sales %	8.6%	10.6%	-200 bps

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	Δ ($)	2024	2023	Δ ($)
	(In thousands, except per share data)			(In thousands, except per share data)
Adjusted net income (loss) attributable to common stockholders
Net income (loss) attributable to common stockholders	$(9,113)	$(11,252)	$2,139	$35,250	$36,904	$(1,654)
Restricted stock compensation expense	2,255	2,057	198	9,535	8,027	1,508
Change in fair value of preferred stock derivative liability	-	1,361	(1,361)	-	8,029	(8,029)
Loss on debt extinguishment	-	-	-	-	1,023	(1,023)
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	-	-	-	276	(276)
2021 BSP Term Loan prepayment penalty	-	-	-	-	150	(150)
Molds and Tooling capitalization	-	-	-	-	(1,751)	1,751
Valuation allowance release/adjustments	-	(2,577)	2,577	-	(2,577)	2,577
Tax impact of additional charges	(544)	(96)	(448)	(2,225)	(1,175)	(1,050)
Adjusted net income (loss) attributable to common stockholders	$(7,402)	$(10,507)	$3,105	$42,560	$48,906	$(6,346)
Adjusted earnings (loss) per share - basic	$(0.67)	$(1.04)	$0.37	$3.95	$4.91	$(0.97)
Shares used in adjusted earnings (loss) per share - basic	11,008	10,084	924	10,781	9,962	819
Adjusted earnings (loss) per share - diluted	$(0.67)	$(1.04)	$0.37	$3.79	$4.62	$(0.83)
Shares used in adjusted earnings (loss) per share - diluted	11,008	10,084	924	11,226	10,590	636

JAKKS Pacific, Inc. and Subsidiaries

Net Sales by Division and Geographic Region

(In thousands)	QTD Q4					(In thousands)	YTD Q4
DIVISIONS	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022	DIVISIONS	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022
Toys/Consumer Products	$118,233	$118,855	$117,727	-0.5%	1.0%	Toys/Consumer Products	$570,018	$580,686	$647,317	-1.8%	-10.3%
Dolls, Role-Play/Dress-Up	62,603	73,272	68,937	-14.6%	6.3%	Dolls, Role-Play/Dress-Up	313,679	319,962	423,581	-2.0%	-24.5%
Action Play & Collectibles	47,209	35,312	38,909	33.7%	-9.2%	Action Play & Collectibles	215,521	219,446	173,529	-1.8%	26.5%
Outdoor/Seasonal Toys	8,421	10,272	9,881	-18.0%	4.0%	Outdoor/Seasonal Toys	40,818	41,279	50,207	-1.1%	-17.8%
Costumes	$12,508	$8,541	$14,159	46.4%	-39.7%	Costumes	$121,024	$130,870	$148,870	-7.5%	-12.1%
TOTAL JAKKS	$130,741	$127,396	$131,886	2.6%	-3.4%	TOTAL JAKKS	$691,042	$711,557	$796,187	-2.9%	-10.6%

(In thousands)	QTD Q4					(In thousands)	YTD Q4
Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022	Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022
United States	$93,468	$96,304	$100,907	-2.9%	-4.6%	United States	$545,013	$557,865	$644,295	-2.3%	-13.4%
Europe	25,359	17,988	19,437	41.0%	-7.5%	Europe	71,392	76,464	85,348	-6.6%	-10.4%
Latin America	4,292	4,434	2,626	-3.2%	68.8%	Latin America	38,159	32,024	18,338	19.2%	74.6%
Canada	4,257	4,686	4,795	-9.2%	-2.3%	Canada	20,983	26,992	26,515	-22.3%	1.8%
Asia	1,523	2,140	1,698	-28.8%	26.0%	Asia	6,101	8,543	10,431	-28.6%	-18.1%
Australia & New Zealand	1,116	1,486	1,822	-24.9%	-18.4%	Australia & New Zealand	7,409	7,542	8,836	-1.8%	-14.6%
Middle East & Africa	726	358	601	102.8%	-40.4%	Middle East & Africa	1,985	2,127	2,424	-6.7%	-12.3%
TOTAL JAKKS	$130,741	$127,396	$131,886	2.6%	-3.4%	TOTAL JAKKS	$691,042	$711,557	$796,187	-2.9%	-10.6%

(In thousands)	QTD Q4					(In thousands)	YTD Q4
Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022	Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022
North America	$97,725	$100,990	$105,702	-3.2%	-4.5%	North America	$565,996	$584,857	$670,810	-3.2%	-12.8%
International	33,016	26,406	26,184	25.0%	0.8%	International	125,046	126,700	125,377	-1.3%	1.1%
Total	$130,741	$127,396	$131,886	2.6%	-3.4%	Total	$691,042	$711,557	$796,187	-2.9%	-10.6%